SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                                              [X]

Filed by a Party other than the Registrant                           [  ]

Check the Appropriate Box:


[ ]     Preliminary Proxy Statement


[ ]      Confidential, for Use of the Commission Only
           (as permitted by Rule 14a-6(e)(2))                        [  ]


[X]      Definitive Proxy Statement


[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           PFL Endeavor Target Account
                (Name of Registrant as Specified in Its Charter)

                           PFL Endeavor Target Account
      (Name of Person Filing Proxy Statement, if Other Than the Registrant)

               Payment of filing fee (check the appropriate box):

[X]      No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)      Title of each class of securities to which transaction applies:





         (2) Aggregate number of securities to which transaction applies:




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         (3)      Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



         (4) Proposed maximum aggregate value of transaction:



         (5)      Total fee paid:



[ ]      Fee paid previously with preliminary material

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:





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                                            PFL ENDEAVOR TARGET ACCOUNT
                                              2101 East Coast Highway
                                                     Suite 300

                                         Corona del Mar, California 92625
                                             May 10, 1999

 Dear Policy Holder:

         As the owner of a variable annuity policy (the "Policy") issued by PFL Life Insurance Company ("PFL Life"), you have the right to vote certain units of the PFL Endeavor Target Account (the "Target Account") at a Special Meeting of Unitholders to be held on July 2, 1999. Before the Special Meeting, I would like your vote on several important proposals described in the accompanying Notice of Special Meeting of Unitholders and Proxy Statement. You will be asked to vote on four proposals regarding the Target Account:


         1.       Approval of a New Management Agreement


         Currently, Endeavor Management Co. (the "Manager") manages each of the four Subaccounts of the Target Account. AUSA Holding Company, an affiliate of PFL Life Insurance Company, has agreed to acquire all of the outstanding common stocks of the Manager. This acquisition, if consummated, will result in a "change in control" of the Manager, which will terminate the existing management agreement between the Target Account on behalf of each of the Subaccounts and the Manager. The Board of Managers of the Target Account recommends that the unitholders of each Subaccount approve a new management agreement with terms substantially identical to those of the current management agreement.


         2.       New Advisory Agreements


         The proposed change of control of the Manager will also terminate the investment advisory agreements between the Manager and First Trust Advisors, L.P. (the "Adviser"), which serves as the investment adviser to the Subaccounts and is responsible for the day-to-day management of the Subaccounts' assets. The Board of Managers recommends that the unitholders of each Subaccount approve a new investment advisory agreement, with substantially identical terms to the corresponding current investment advisory agreement, between the Manager and the Adviser.


         3.       Election of Members of the Board of Managers

         The Board of Managers proposes to elect members of the Board of Managers of the Target Account.

         4.       Ratification of Auditors

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



         The Managers have selected Ernst & Young LLP as the Target Account's independent auditors and recommend that unitholders ratify this selection.

         The members of the Board of Managers have unanimously approved each of the proposals and recommends that you vote FOR each proposal.


         You may think that your vote is not important, but it is. Please take the time to familiarize yourself with the Proposals and to sign and return your proxy card(s) in the enclosed postage-paid envelope today. You may receive more than one proxy card if you own Units in more than one Subaccount. Please sign and return each card you receive. You may also vote by calling toll-free 1-888-221-0697, or via the Internet at www.proxyweb.com, if eligible. Instructions on how to complete the proxy card , vote by telephone, or via the Internet are included immediately after the Notice of Special Meeting.

         If you have any questions about the proxy, please call our proxy solicitor, Shareholder Communications Corporation, at 1-800-646-7628.

         If we do not receive your completed proxy card(s) within several weeks, you may be contacted by Shareholder Communications Corporation to remind you to vote your Units.


         Thank you for taking the time to participate in these important matters.

                                                     Sincerely,



                                                     Vincent J. McGuinness, Jr.
                                                     President

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





                           PFL ENDEAVOR TARGET ACCOUNT
                             2101 East Coast Highway
                                    Suite 300
                        Corona del Mar, California 92625

                        The DowSM Target 10 (July Series)
                        The DowSM Target 5 (July Series)
                      The DowSM Target 10 (January Series)
                       The DowSM Target 5 (January Series)


                   NOTICE OF SPECIAL MEETING OF UNITHOLDERS To
                             be Held on July 2, 1999


To the Unitholders of the PFL Endeavor Target Account:


         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Unitholders of the PFL Endeavor Target Account (the "Target Account"), a managed separate account established under Iowa law by the PFL Life Insurance Company, will be held at the Four Seasons Hotel, 690 Newport Center Drive, Newport Beach, California 92660 on July 2, 1999 at 11:00 a.m. Pacific Time and any adjournments thereof (collectively, the "Special Meeting") for the following purposes:

         1. To approve a new management agreement between the Target Account and Endeavor Management Co.

         2. To approve new investment advisory agreements between Endeavor Management Co. and First Trust Advisors, L.P.


         3.      To elect members of the Board of Managers of the Target Account

         4. To ratify the selection of Ernst & Young LLP as independent auditors of the Target Account

         5. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.


         The Board of Managers has fixed the close of business on April 23, 1999 as the record date for determination of unitholders entitled to notice of and to vote at the Special Meeting.


                                              By order of the Board of Managers

                                              Pamela Shelton
                                              Secretary

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 May 10, 1999

UNITHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO TELEPHONIC OR INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH ON THE INSIDE COVER OF THIS NOTICE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.




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






                                       INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Target Account involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

         Registration                                                  Valid Signature

         Corporate Accounts

         (1)      ABC Corp. . . . . . . . . . . . . . . . . . . . . . .ABC Corp.
         (2)      ABC Corp. . . . . . . . . . . . . . . . . . . . . . .John Doe, Treasurer
         (3)      ABC Corp.
                  c/o John Doe, Treasurer . . . . . . . . . . . . . . .John Doe
         (4)      ABC Corp. Profit Sharing Plan . . . . . . . . . .    John Doe, Trustee

         Trust Accounts

         (1)      ABC Trust . . . . . . . . . . . . . . . . . . . . . . . . . . Jane B. Doe, Trustee
         (2)      Jane B. Doe, Trustee
                  u/t/d 12/28/78 . . . . . . . . . . . . . . . . . . . Jane B. Doe

         Custodial or Estate Accounts

         (1)      John B. Smith, Cust.
                  f/b/o John B. Smith, Jr. UGMA . . . . . . . . . .    John B. Smith
         (2)      Estate of John B. Smith . . . . . . . . . . . . . . . .       John B. Smith, Jr., Executor



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



                                         INSTRUCTIONS FOR TELEPHONE VOTING


To vote your proxy by telephone follow the four easy steps below. Or if you prefer you may send back your signed proxy ballot in the postage paid envelope provided.

1.       Read the accompanying proxy information and ballot.


2. Identify the fourteen-digit "CONTROL NO." in the middle portion of your ballot on the left hand side. This control number is the key to casting your vote over the telephone.

3. Dial 1-888-221-0697.

4. Follow the simple recorded instructions.

                                     INSTRUCTIONS FOR VOTING OVER THE INTERNET


To vote your proxy via the Internet follow the four easy steps below.

1.       Read the accompanying proxy information and ballot.

2. Go to www.proxyweb.com.

3. Enter the fourteen-digit "CONTROL NO." from the upper left corner of your proxy card.

4. Follow the simple online instructions.

If you hold your units through an intermediary, please refer to your proxy card to determine if the intermediary permits you to vote via another Internet site, and follow the instructions provided on the proxy card. You do not need to return your proxy card if you vote via an Internet site.



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




                                            PFL ENDEAVOR TARGET ACCOUNT

                                         The DowSM Target 10 (July Series)
                                         The DowSM Target 5 (July Series)
                                       The DowSM Target 10 (January Series)
                                        The DowSM Target 5 (January Series)

                                              2101 East Coast Highway
                                                     Suite 300
                                         Corona del Mar, California 92625



                                          SPECIAL MEETING OF UNITHOLDERS
                                                 July 2, 1999


                                                  PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Managers of the PFL Endeavor Target Account (the "Target Account") for each of the four Subaccounts (the "Subaccounts") of the Target Account for use at a Special Meeting of Unitholders of the Target Account to be held at 11:00 a.m. Pacific Time on July 2, 1999 at the Four Seasons Hotel, 690 Newport Center Drive, Newport Beach, California 92660, and any adjournments thereof (collectively, the "Special Meeting"). A notice of the Special Meeting and a proxy card accompany this Proxy Statement. This Proxy Statement and the accompanying Notice of Special Meeting and proxy card(s) are first being mailed to unitholders on or about May 17, 1999. In addition to solicitations of proxies by mail, beginning on or about May 24, 1999, proxy solicitations may also be made by telephone, e-mail or personal interviews conducted by officers of the Target Account; regular employees of Endeavor Management Co., the Target Account's manager (the "Manager"); Shareholder Communications Corporation, the Target Account's proxy solicitor; or other representatives of the Target Account. The Target Account has retained Shareholder Communications Corporation as the Target Account's proxy solicitor for the Special Meeting of Unitholders. The estimated cost of the proxy solicitation is approximately $5,000. The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be shared equally by the Target Account and Endeavor Management Co. The Target Account's most recent annual report is available upon request without charge by writing or calling the Target Account at 2101 East Coast Highway, Suite 300, Corona del Mar, CA 92625 or 1-800-854-8393.


         If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the units ("Units") represented by the proxy will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Unitholders. Any unitholder who has given a proxy has the right to revoke it at any time prior

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



to its exercise either by attending the Special Meeting and voting his or her Units in person, or by submitting a letter of revocation or a later-dated proxy to the Target Account at the above address prior to the date of the Special Meeting.

         If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve each proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to unitholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Units represented at the Special Meeting in person or by proxy. A unitholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Target Account's Rules and Regulations, a quorum of unitholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Units of the Target Account entitled to vote at the Special Meeting.


         The Board of Managers has fixed the close of business on April 23, 1999 as the record date (the "Record Date") for the determination of unitholders of the Target Account entitled to notice of and to vote at the Special Meeting. The number of Units of each Subaccount outstanding on the Record Date is set forth in Exhibit A.

         As of April 23, 1999, the officers and the members of the Board of Managers as a group beneficially owned less than 1% of the Units of each Subaccount.


         In order that your Units may be represented at the Special Meeting, you are requested to:

         --       indicate your instructions on the enclosed proxy card;

         --       date and sign the proxy card;

          -- mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and


          -- allow sufficient time for the proxy card to be received on or before 11:00 a.m. Pacific Time on July 2, 1999.

         You may also vote by telephone or via the Internet. Instructions for voting by telephone or via the Internet appear immediately after the Notice of Special Meeting at the front of this proxy statement.

                                                    PROPOSAL 1

         TO APPROVE A NEW MANAGEMENT AGREEMENT BETWEEN THE TARGET ACCOUNT AND ENDEAVOR MANAGEMENT CO.

                                              SUMMARY OF THE PROPOSAL

         The Manager currently provides investment advisory services to the four Subaccounts of the Target Account under a management agreement dated June 15, 1998 (the "Current Management Agreement"). The Manager, 2101 East Coast Highway, Suite 300, Corona del Mar, California 92625, has overall responsibility for the general management and administration of each Subaccount. The Manager selects the investment adviser for each Subaccount and monitors each investment adviser's investment program. Out of the management fees it receives under the Current Management Agreement, the Manager pays the fees of the investment advisers.


         On February 24, 1999, AUSA Holding Company ("AUSA"), an affiliate of PFL Life Insurance Company ("PFL Life"), and the Manager entered into a non-binding Letter of Intent pursuant to which 100% of the outstanding common stocks of the Manager will be acquired by AUSA (the "Acquisition"). It is anticipated that the parties will enter into a definitive Purchase and Sale Agreement on or about May 15, 1999, and that the closing of the Acquisition will occur on or about July 8, 1999. If no definitive Purchase and Sale Agreement is entered into, the Acquisition will not occur. If a definitive Purchase and Sale Agreement is entered into, it is anticipated that the closing of the Acquisition will be subject to certain conditions. One of those conditions is approval by unitholders of each Subaccount of the Target Account of a new management agreement (the "New Management Agreement") between the Target Account, on behalf of each Subaccount, and the Manager. The New Management Agreement is substantially identical to the Target Account's Current Management Agreement except for the dates of execution, effectiveness, and termination.

         At a meeting of the Board of Managers of the Target Account held on March 1, 1999, the members of the Board of Managers , including all Managers who are not "interested persons" (the "Independent Managers") of the Target Account or the Manager, unanimously voted to approve the New Management Agreement and to recommend that unitholders of each Subaccount approve the New Management Agreement.


Description of the Manager

         The Manager is a California corporation. All of the outstanding common stock of the Manager is currently owned by Vincent J. McGuinness, together with his family members and trusts for the benefit of his family members. The directors and principal executive officers of the Manager, along with the principal occupation of each, are set forth in Exhibit C. The address of the Manager and each officer and director is 2101 East Coast Highway, Corona del Mar, California 92625.

Description of AUSA

         AUSA is a Maryland corporation incorporated in 1986 under the name "Monumental Corporation." It became a wholly owned subsidiary of AEGON USA, Inc. in 1988. AUSA is an affiliate of PFL Life through common indirect ownership under AEGON USA, Inc. AUSA conducts substantially all of its operations through subsidiary companies engaged in providing non-insurance financial services that support the insurance operations of its affiliates. All of the outstanding stock of AEGON USA, Inc. is indirectly owned by AEGON N.V. of the Netherlands.

1940 Act Considerations

         Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the unitholders of the investment company. Section 15(a) also provides that any such advisory contract must terminate on its "assignment" and that a change in control of the investment adviser constitutes an "assignment." Consequently, the consummation of the Acquisition will cause the Current Management Agreement to terminate. In order for the Manager to continue to serve as investment adviser to the Target Account, unitholders of each Subaccount must approve the New Management Agreement.


         If approved by the unitholders of each Subaccount, the New Management Agreement will be executed and become effective on the Closing Date of the Acquisition (currently scheduled for July 8, 1999).


Summary of the Current Management Agreement and the New Management Agreement


         A copy of the Current Management Agreement marked to indicate the changes between the Current Management Agreement and the New Management Agreement is attached to this Proxy Statement as Exhibit B. The following description of the Agreements is only a summary. You should refer to Exhibit B for the complete Current and New Management Agreements. Both the Current Management Agreement and the New Management Agreement provide that the Manager has overall supervisory responsibility for the general management and investment of each Subaccount's assets and has full investment discretion with respect to the assets of any Subaccount not then being managed by an adviser. The Manager is expressly authorized to delegate day-to-day investment management of a Subaccount's assets to another investment adviser. The Manager has entered into two investment advisory agreements, each dated June 15, 1998 (the "Current Investment Advisory Agreements"), with First Trust Advisors, L.P. (the "Adviser"). Pursuant to the Current Investment Advisory Agreements, the Adviser provides investment advisory services for each Subaccount.



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



         Both the Current Management Agreement and the New Management Agreement provide that the Manager is responsible for providing the Target Account with office facilities, statistical and research data, data processing services, clerical, accounting and bookkeeping services and for preparation of unitholder reports, tax returns, and other government filings. The Manager is authorized to hire third parties to provide any of these services.

         Both the Current Management Agreement and the New Management Agreement provide that the Manager will be paid a fee with respect to each Subaccount based on that Subaccount's average daily net assets. The amount of the management fee for each existing Subaccount is 0.75% of the Subaccount's average daily net assets under both the Current Management Agreement and the New Management Agreement. The aggregate amount of compensation paid to the Manager by each Subaccount during the Target Account's fiscal year ended December 31, 1998 is set forth below.


Subaccount                                                 Aggregate Management Fee Payable During Fiscal Year
                                                           Ended December 31, 1998

Dow Target 10 Subaccount (July Series)                     $17,9281
Dow Target 5 Subaccount (July Series)                      $24,0542
Dow Target 10 Subaccount (January Series)3                 0
Dow Target 5 Subaccount (January Series)3                  0


1 Of this amount, $14,920 was waived by the Manager. 2 Of this amount, $11,453 was waived by the Manager. 3 Commenced operations January 4, 1999.

         Both the Current Management Agreement and the New Management Agreement provide that the Target Account is responsible for all expenses other than those expressly assumed by the Manager. The Target Account is responsible for, among other things, (1) the Manager's fees; (2) fees charged by a third party administrator; (3) legal and audit expenses; (4) fees for registration of Target Account Units; (5) fees of the Target Account's transfer agent, registrar, custodian, dividend disbursing agent, and unitholder servicing agent; (6) taxes;
(7) brokerage and other transaction expenses; (8) interest expenses; (9) expenses of unitholders and Managers meetings; (10) printing of prospectuses;
(11) mailing of prospectuses to existing Target Account unitholders; (12) insurance premiums; (13) charges of an independent pricing service; (14) expenses related to the purchase and redemption of Target Account Units; and
(15) nonrecurring expenses, such as the cost of litigation.

         Both the Current Management Agreement and the New Management Agreement provide that the Manager is not liable for its acts or omissions under the agreement, but that the Manager is not protected against liability arising out of its own willful misfeasance, bad faith, or gross negligence in the performance of its duties.

         Each of the Current Management Agreement and the New Management Agreement provides (1) that it will continue in effect with respect to each Subaccount for a period of two years from its effective date and thereafter from year to year if approved at least annually by a majority vote of the Units of the Subaccount or a majority of the Board of Managers and by a majority of the Independent Managers; (2) that it may be terminated as to any Subaccount, without penalty, by the Board of Managers or by the vote of a majority of the outstanding Units of a Subaccount upon 60 days' prior written notice; (3) that it may be terminated by the Manager on 90 days' prior written notice to the Target Account; and (4) that it will terminate automatically in the event of its "assignment" as such term is defined in the Investment Company Act of 1940 (the "1940 Act").


Brokerage Allocation

         The Adviser invests all assets of the Subaccounts in common stock and incurs brokerage costs in connection with these transactions.

         Allocations of transactions by the Subaccounts, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the investors in the Subaccounts rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.
Purchases and sales of securities may be principal transactions; that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. Any transactions for which the Subaccounts pay a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and the asked price. Brokerage may be allocated based on the sale of insurance policies for which allocations are made to the Subaccounts by dealers or activities in support of sales of the policies. The Target Account has adopted a Brokerage Enhancement Plan, in accordance with Rule 12b-1 under the 1940 Act, whereby all or a portion of certain brokerage commission paid by the Subaccounts may be allocated or credited to Endeavor Group, a registered broker-dealer that is an affiliate of the Manager, or other entities marketing the policies, to help to finance sales activities.

         For the year ended December 31, 1998, the Dow Target 10 Subaccount (July Series), the Dow Target 5 Subaccount (July Series) paid brokerage commissions of $4,915 and $7,714, respectively . The Dow Target 10 Subaccount (January Series) and the Dow Target 5 Subaccount (January Series) did not commence operations until January 4, 1999. None of the Subaccounts paid any compensation to any affiliated broker of the Manager or the Adviser during the year ended December 31, 1998.


Brokerage Enhancement Plan

         The Target Account has adopted, in accordance with the substantive provisions of Rule 12b-1 under the 1940 Act, a Brokerage Enhancement Plan (the "Plan") for each of its Subaccounts. The Plan uses available brokerage commissions to promote the sale and distribution of each Subaccount's Units. Under the Plan, the Target Account is using recaptured commissions to pay for distribution expenses. Except for recaptured commissions, unlike asset based charges imposed by many mutual funds for sales expenses, the Subaccounts do not incur any asset based or additional fees or charges under the Plan.

         Under the Plan, the Manager is authorized to direct investment advisers to use certain broker-dealers for securities transactions. (The duty of best price and execution still applies to these transactions.) These broker-dealers have agreed to give a percentage of their commission from the sale and purchase of securities to Endeavor Group, 2101 East Coast Highway, Suite 300, Corona del Mar, California 92625, the distributor of the Target Account's Units.

         Endeavor Group will not make any profit from participating in the Plan. It is obligated to use money given to it under the Plan for distribution expenses (other than a minimal amount to defray its legal and administrative costs). The rest will be spent on activities that are meant to result in the sale of the Subaccounts' Units, including:

          - holding or participating in seminars and sales meetings promoting the sale of the Subaccounts' Units

          - paying marketing fees requested by broker-dealers who sell policies

         -        training sales personnel

          - compensating broker-dealers and/or registered representatives in connection with the allocation of cash values and premiums of the policies to the Target Account

          - printing and mailing Target Account prospectuses, statements of additional information, and shareholder reports to prospective policy holders

         -        creating and mailing advertising and sales literature


Distribution Plan

         AFSG Securities Corporation, 4333 Edgewood Road, N.E., Cedar Rapids, IA 52499, an affiliate of PFL Life, is the principal underwriter of the policies for which allocations are made to the Subaccounts and may enter into agreements with broker-dealers for the distribution of the policies.


         The Target Account has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act for the distribution financing charge (the "Distribution Plan"). The distribution financing charge is a daily charge for the first ten years of a policy equal to an effective rate of 0.25% of the Target Account's net assets. The Distribution Plan has been approved by a majority of the Independent Managers of the Target Account. The Distribution Plan is designed to partially compensate PFL Life for the cost of distributing the policies. Charges under the Distribution Plan will be used to support marketing efforts, training of representatives and reimbursements of expenses incurred by broker-dealers who sell the policies, and will be based on a percentage of the daily net assets of the Target Account. The distribution plan with respect to any Subaccount may be terminated at any time by a vote of a majority of the Independent Managers, or by a vote of the majority of its outstanding Units.


Other Information


         The Current Management Agreement was approved by the Board of Managers of the Target Account (including all of the Independent Managers) on February 23, 1998, and by PFL Life, as the initial unitholder of the Subaccounts, on June 30, 1998.


         On November 17, 1998, the Board of Managers, including all of the Independent Managers present, approved a Transfer and Assumption of Management Agreement, pursuant to which Endeavor Management Co. assumed the responsibilities of Endeavor Investment Advisers effective December 31, 1998. This change reflected the fact that Endeavor Investment Advisers, a California general partnership, was dissolved effective December 31, 1998. Endeavor Management Co. had been the managing general partner and the holder of a majority of the partnership interests of Endeavor Investment Advisers.

Recommendation of the Board of Managers


         The Board of Managers of the Target Account met on March 1, 1999 to consider the Acquisition and its anticipated effects on the Manager and the investment management and other services provided to the Target Account by the Manager. At this meeting, the Board of Managers, including all of the Independent Managers, voted unanimously to approve the New Management Agreement and to recommend approval of the New Management Agreement by the unitholders of each Subaccount.

         The Board of Managers believes that the terms and conditions of the New Management Agreement are fair to, and in the best interests of, each Subaccount and its unitholders. The Board of Managers considered a number of factors, including: (1) the fact that the terms of the Current Management Agreement and of the New Management Agreement are substantially identical; (2) the representation by AUSA and PFL Life and the senior management of the Manager that it was anticipated that no material changes would be made to the senior management of the Manager; (3) the additional financial, managerial, and marketing resources that AEGON USA, Inc. and PFL Life would be able to provide to the Manager; (4) the reputation of AEGON USA, Inc. and PFL Life; (5) the agreement by AEGON USA, Inc. that it would not seek to impose any "unfair burden," as defined in the 1940 Act, on the Subaccounts for two years following the closing of the Acquisition; and (6) such other factors as the Board of Managers deemed relevant.


                                                   REQUIRED VOTE

         Approval of the New Management Agreement with respect to a Subaccount requires the affirmative vote of a majority of the outstanding voting securities of that Subaccount. Under the 1940 Act, a majority of a Subaccount's outstanding voting securities is defined as the lesser of (1) 67% of the outstanding Units represented at a meeting at which more than 50% of the

Subaccount's  outstanding Units are present in person or represented by proxy or
(2) more than 50% of the Subaccount's outstanding voting securities (a "Majority Vote"). If the New Management Agreement is not approved by the unitholders of all of the Subaccounts, it is expected that the Acquisition of the Manager will not occur, and the Manager will continue to serve under the Current Management Agreement.

THE BOARD OF MANAGERS, INCLUDING ALL OF THE INDEPENDENT
MANAGERS, RECOMMENDS THAT THE UNITHOLDERS VOTE "FOR" THE NEW
MANAGEMENT AGREEMENT.


                                                    PROPOSAL 2


         TO APPROVE OR DISAPPROVE  NEW INVESTMENT ADVISORY
 AGREEMENTS WITH THE ADVISER


SUMMARY OF PROPOSAL

         As discussed above under Proposal 1, the Manager has entered into the two Current Investment Advisory Agreements with the Adviser to provide investment advisory services for each of the Subaccounts, subject to the Manager's overall supervision. The two Current Investment Advisory Agreements are identical in all respects, except that one applies to the two Dow Target 10 Series, and the other applies to the two Dow Target 5 Series. As required by
Section 15(a) of the 1940 Act, the Current Investment Advisory Agreements each provides, in substance, that it will terminate upon any "assignment," as defined in the 1940 Act.


         The proposed  Acquisition  described  under  Proposal 1 constitutes  an
"assignment" of the Current Investment Advisory Agreements. Accordingly, consummation of the Acquisition will result in the termination of the Current
Investment Advisory Agreements. Therefore, in order to permit the Adviser to continue to provide investment advisory services to the Subaccounts, it is necessary that the unitholders of each Subaccount approve a new investment advisory agreement (the "New Investment Advisory Agreements") to become effective on the Closing Date of the Acquisition (currently scheduled for July 8, 1999).

         Based on an analysis of factors described below, the Board of Managers has unanimously approved the Manager's execution of the New Investment Advisory Agreements. At a meeting held March 1, 1999, the Managers , including all of the Independent Managers, voted unanimously to approve the New Investment Advisory Agreement for each Subaccount and to recommend to unitholders of each Subaccount that they approve the New Investment Advisory Agreement. The New Investment Advisory Agreements are each identical to the corresponding Current Investment Advisory Agreement except for the dates of execution and termination.


Information About the Adviser

         The Adviser is registered as an investment adviser with the Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940. The Adviser's address is 1001 Warrenville Road, Lisle, Illinois 60532. The Adviser is an Illinois limited partnership formed in 1991 with one limited partner, Grace Partners of Dupage L.P., and one general partner, Nike Securities Corporation. Grace Partners of Dupage L.P. is a limited partnership with one general partner, Nike Securities Corporation, and a number of limited partners (none of whom have more than a 25% interest). Nike Securities Corporation is an Illinois corporation controlled by Robert Donald Van Kampen.

         The Adviser is also the portfolio supervisor of certain unit investment trusts sponsored by Nike Securities L.P. ("Nike Securities") which are substantially similar to the Target Account Subaccounts in that they have the same investment objectives as the Target Account Subaccounts but have a life of approximately one year. Nike Securities specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities, an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, The First Trust Special Situations Trust, the First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and the First Trust GNMA. First Trust introduced the first insured unit investment trust in 1974, and to date more than $11 billion in First Trust unit investment trusts have been deposited.

         No member of the Board of Managers or officer of the Target Account is an officer, employee, director or security holder of the Adviser or has any other material direct or indirect interest in the Adviser or in its parents or affiliates.

Evaluation by the Board of Managers


         The Board of Managers requested, received and considered such information as they deemed reasonably necessary to enable them to evaluate the New Investment Advisory Agreements. On March 1, 1999, the Board of Managers, including all of the Independent Managers, voted unanimously to approve the New Investment Advisory Agreements and to submit the proposed New Investment Advisory Agreements to the unitholders of each Subaccount.

         The material factors considered by the Managers were: the nature and quality of services rendered by the Adviser; the Adviser's performance under the Current Investment Advisory Agreements; the performance of similar funds advised by the Adviser; the amount of advisory fees to be paid; the Adviser's financial strength and insurance coverage; the Adviser's investment advisory experience and reputation; the Adviser's code of ethics and compliance controls; and administrative support services. The Managers also considered the fact that there were no material differences between the terms of the New Investment Advisory Agreements and the terms of the Current Investment Advisory Agreements.


         The factor that the Board of Managers considered most significant was that the Subaccounts would continue to receive the benefit of advisory services from the same Adviser as under the Current Investment Advisory Agreements, at no increase in the advisory fee to be paid for such services. The Board of Managers was also satisfied that the Adviser (1) was knowledgeable and experienced in the operations of the relevant financial markets and in the laws that are applicable to such operations insofar as they might affect a Subaccount, and (2) had the personnel, financial resources and standing in the financial community to enable it to discharge its duties under the New Investment Advisory Agreements adequately. The Board of Managers determined that the Subaccounts would receive the benefit of maintaining uninterrupted advisory services of the same quality, scope and cost as the Subaccounts received before the Acquisition.


         After careful consideration, the Board of Managers believe that the best interests of the unitholders of the Subaccounts would be served if the New Investment Advisory Agreements are approved.

Terms of the Current Investment Advisory Agreements and the New Investment Advisory Agreements

         The New Investment Advisory Agreements, like the Current Investment Advisory Agreements, each provides in substance (1) that the Manager will pay the Adviser the same fee as paid under the corresponding Current Investment Advisory Agreement; (2) that it will continue for a period of two years from its effective date and thereafter from year to year if approved at least annually by a Majority Vote of the outstanding Units of the Subaccount or by a majority of the Board of Managers and a majority of the Independent Managers; (3) that it may be terminated, without penalty, by the Manager, by the Board of Managers or by Majority Vote of the outstanding Units of the Subaccount upon 60 days' prior written notice; (4) that it may be terminated by the Adviser on 90 days' prior written notice to the Manager; and (5) that it will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act. Both the Current Investment Advisory Agreements and New Investment Advisory Agreements provide that the Adviser is not liable to the Target Account or to the Manager for any act or omissions under the Agreements, but that the Adviser is not protected against liability arising out of its own willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties.

Brokerage Allocation

         The Adviser will have the same duties and responsibilities as under the Current Investment Advisory Agreements with respect to the allocation of principal business and portfolio brokerage (see "Proposal 1 - Brokerage Allocation" above).


                                                   REQUIRED VOTE

         Approval of the New Investment Advisory Agreements with respect to a Subaccount requires a Majority Vote of the unitholders of that Subaccount. If a New Investment Advisory Agreement is not approved by the unitholders of a Subaccount, the Managers will consider other possible courses of action which are in the best interests of unitholders. If unitholders of a

Subaccount approve a New Investment Advisory Agreement, but do not approve the New Management Agreement (Proposal 1), the Current Management Agreement and the Current

Investment Advisory Agreement will remain in effect.

THE BOARD OF MANAGERS, INCLUDING ALL OF THE INDEPENDENT
MANAGERS, RECOMMENDS THAT THE UNITHOLDERS OF EACH SUBACCOUNT
VOTE "FOR" THE NEW INVESTMENT ADVISORY AGREEMENT FOR THAT
SUBACCOUNT.

                                                    PROPOSAL 3

                                      TO ELECT MANAGERS OF THE TARGET ACCOUNT


         The Board of Managers recommend that unitholders elect the following individuals as members of the Board of Managers. The following table provides information concerning each of the eight nominees. Proxies cannot be voted for more than eight persons.


Members of the Board of Managers

           Name, Age, Office
      with the Target Account and
                Address




                                                         Principal Occupation(s)               Units
                                                         During Past 5 Years                   Beneficially Owned,
                                                         -------------------                   Directly or Indirectly, on
                                                                                               December 31, 1998



                                                        13





*Vincent J. McGuinness                  Chairman, Chief Executive Officer and                                  -0-
Age 64                                  Director of McGuinness & Associates,
Manager                                 Endeavor Group, VJM Corporation, until
2101 East Cost Highway                  July 1996, McGuinness Group (insurance
Suite 300                               marketing) and since September 1988,
Corona del Mar, California              Endeavor Management Co.; President of
92625                                   VJM Corporation and until October 1998,
                                        Endeavor Management Co. and, since
                                        February 1996, McGuinness & Associates;
                                        Trustee, Endeavor Series Trust.

Timothy A. Devine                       Vice President, Plant Control, Inc.                                    -0-
Age 63                                  (landscape contracting and maintenance);
Manager                                 Trustee, Endeavor Series Trust.
1424 Dolphin Terrace
Corona del Mar, California
92625

Thomas J. Hawekotte                     President, Thomas J. Hawekotte, P.C. (law                              -0-
Age 63                                  practice); Trustee, Endeavor Series Trust.
Manager
6007 North Sheridan Road
Chicago, Illinois 60660

Steven L. Klosterman                    Since July 1995, President of Klosterman                               -0-
Age 47                                  Capital Corporation (investment adviser);
Manager                                 Investment Counselor, Robert J. Metcalf &
5973 Avenida Encinas                    Associates, Inc. (investment adviser) from
Suite 300                               August 1990 to June 1995; Trustee,
Carlsbad, California 92008              Endeavor Series Trust.




                                                        14






Halbert D. Lindquist                    President, Lindquist, Stephenson & White,                              -0-
Age 52                                  Inc. (investment adviser) and since
Manager                                 December 1987 Tucson Asset
1650 E. Fort Lowell Road                Management, Inc. (commodity trading
Tucson, Arizona 85719-2324              adviser), and since November 1987,
                                        Presidio Government Securities,
                                        Incorporated (broker-dealer), and since
                                        January 1998, Chief Investment Officer of
                                        Blackstone Alternative Asset
                                        Management; Trustee, Endeavor Series
                                        Trust.

Keith H. Wood                           Since 1972, Chairman and Chief Executive                               -0-
Age 62                                  Officer of Jamison, Eaton & Wood
Manager                                 (investment adviser) and from 1978 to
39 Main Street                          December 1997, President of Ivory &
Chatham, New Jersey 07928               Sime International, Inc. (investment
                                        adviser); Trustee, Endeavor Series Trust.

Peter F. Muratore                       From June 1989 to March 1998, President                                -0-
Age 66                                  of OCC Distributors (broker-dealer), a
Manager                                 subsidiary of Oppenheimer Capital.
Too Far                                 Trustee, Endeavor Series Trust.
Posthouse Road
Morristown, New Jersey
07960

* William L. Busler                     President, PFL Life Insurance Company.                                 -0-
Age 52
Manager
4333 Edgewood Road N.E.
Cedar Rapids, Iowa 52499


* An "interested person" of the Target Account as defined in the 1940 Act.



Officers of the Trust

         The following table provides information concerning each officer of the Target Account who served during all or part of the last fiscal year of the Target Account.



          Name and Principal Occupation                           Office                    Age     Officer Since
          -----------------------------                           ------                    ---     -------------

Vincent J. McGuinness,  Jr.+                             President, Chief Financial         34      February 1998
                                                         Officer (Treasurer)
From
February 1997 to December 1997,
Executive  Vice-President, Chief
of Operations, since March 1997,
Director,  since December 1997,
Chief Operating Officer,  and
since June 1998, Chief Financial
Officer of Endeavor Group; from
September 1996 to June 1997, and
since June 1998,  Chief  Financial
Officer,  since May 1996, Director
and  from  June  1997  to  October
1998,   Executive  Vice  President
-Administration,  and since October
1998,  President of Endeavor Management
Co.; since August 1996, Chief Financial
Officer of VJM Corporation; from May
1996 to January 1997,  Executive Vice
President and Director of Sales, Western
Division of Endeavor  Group;  since May
1996,  Chief  Financial  Officer of
McGuinness & Associates;  from July 1993
to August 1995,  Rocky Mountain Regional
Marketing Director;  President,  Chief
Financial  Officer,  and Trustee of
Endeavor Series Trust.




                                                        16





P. Michael Pond                                    Executive Vice-President-             45         November 1998
Since November 1998, Executive                     Administration and
Vice- President - Administration and               Compliance
Compliance of Endeavor Group and
Endeavor Management Co. and Chief
Investment Officer of Endeavor
Management Co.; from November
1991 to November 1996, Chairman and
President of The Preferred Group of
Mutual Funds; from October 1989 to
December 1996, President of
Caterpillar Securities Inc. and
Caterpillar Investment Manager Ltd.

Pamela A. Shelton                                  Secretary                             49         February 1998
Executive Secretary to Chairman of the
Board and Chief  Executive  Officer
of, and since  April  1996,  Secretary
of, McGuinness & Associates,  Endeavor
Group,  VJM  Corporation,  McGuinness
Group (until July 1996) and Endeavor
Management Co.; Secretary, Endeavor
Series Trust.


+        Vincent J. McGuinness, Jr. is the son of Vincent J. McGuinness.

No remuneration will be paid by the Target Account to any member of the Board of Managers or officer of the Target Account who is affiliated with the Manager or the Adviser. Each member of the Board of Managers who is not an affiliated person of the Manager or the Adviser will be reimbursed for out-of-pocket expenses and currently receives an annual fee of $1,000 and $100 for attendance at each Managers' Board or committee meeting. Set forth below for each of members of the Board of Managers is the aggregate compensation paid to such Manager for the fiscal year ended December 31, 1998.



                                                COMPENSATION TABLE

                                                                                Total
                                                                                Compensation
                                                                                From the Target Account
                                              Aggregate                         and Fund
Name of                                       Compensation                      Complex
Person                                        From the Target Account           Paid to Managers

Timothy A. Devine                             $2,643                            $15,018
Thomas J. Hawekotte                           $2,640                            $15,015
Steven L. Klosterman                          $2,640                            $15,015
Halbert D. Lindquist                          $   350                           $8,225
R. Daniel Olmstead*                           $   700                           $13,075
Keith H. Wood                                 $   700                           $13,075
Peter F. Muratore                             $   700                           $6,700

---------------
*  Former Manager - retired as of December 31, 1998.

         The Rules and Regulations of the Target Account provide that the Target Account will indemnify members of the Board of Managers and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Target Account, except if it is determined in the manner specified in the Rules and Regulations that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Target Account or that such indemnification would relieve any officer or member of the Board of Managers of any liability to the Target Account or its unitholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Target Account, at its expense, provides liability insurance for the benefit of the members of the Board of Managers and officers.

         The Target Account has an audit committee consisting of Messrs. Devine, Hawekotte, Klosterman, Lindquist, Muratore, and Wood. During the Target Account's fiscal year ended December 31, 1998 there were no meetings of the audit committee and four meetings of the Board of Managers. Each Manager except Mr. Lindquist attended at least 75 percent of the Board of Managers meetings held while he was a Manager.

                                                   REQUIRED VOTE

         Election of the listed nominees for the Board of Managers requires the affirmative vote of the holders of the majority of the Units of the Target
Account present or represented by proxy at the Special Meeting. For this purpose, Units of all Subaccounts are treated as a single class.

         THE BOARD OF MANAGERS, INCLUDING ALL THE INDEPENDENT
MANAGERS, RECOMMENDS THAT UNITHOLDERS VOTE "FOR" EACH OF THE

 EIGHT NOMINEES.

                                                    PROPOSAL 4

         TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE TARGET ACCOUNT

         At a meeting held on March 1, 1999, the Board of Managers selected Ernst & Young LLP as independent auditors of the Target Account for the fiscal year ending December 31, 1999. The Board of Managers recommends that unitholders of the Target Account ratify the selection of Ernst & Young LLP. The Target Account has been advised by Ernst & Young LLP that at December 31, 1998 neither the firm nor any of its partners had any direct or indirect financial interest in the Target Account. A representative of Ernst & Young LLP will be available at the meeting to answer questions concerning the Target Account's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

                                                   REQUIRED VOTE

         Ratification of the selection of Ernst & Young LLP as independent auditors of the Target Account requires the affirmative vote of the holders of a majority of the Target Account's outstanding Units present or represented by proxy at the Special Meeting. For this purpose, Units of all Subaccounts are treated as a single class.

         THE  BOARD  OF  MANAGERS,   INCLUDING  ALL  THE  INDEPENDENT  MANAGERS,
RECOMMENDS THAT UNITHOLDERS VOTE "FOR" RATIFYING THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE TARGET ACCOUNT.

                                                   OTHER MATTERS

Submission of Unitholders' Proposals

         The Target Account is not generally required to hold annual or special meetings of unitholders. Unitholders wishing to submit proposals for inclusion in a proxy statement for a subsequent unitholders' meeting should send their written proposals to the Assistant Secretary of the Target Account, c/o First Data Investor Services Group, Inc., Mail Zone BOS610, 101 Federal Street, Boston, MA 02111.

Unitholders' Request for Special Meeting

         Unitholders holding at least 10% of the Target Account's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of the Target Account's unitholders for the purpose of voting on the removal of any Board member. Meetings of the Target Account's unitholders for any other purpose will also be called by the Board of Managers when requested in writing by unitholders holding at least 10% of the Units then outstanding or, if the Board members shall fail to call or give notice of any meeting of unitholders for a period of 30 days after such application, unitholders holding at least 10% of the Units then outstanding may call and give notice of such meeting.

Other Matters to Come Before the Meeting

         The Board of Managers does not intend to present any other business at the Special Meeting other than as described in this Proxy Statement, nor is the Board aware that any unitholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  UNITHOLDERS
WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED
TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY AS SOON AS POSSIBLE
IN THE ENCLOSED POSTAGE PAID ENVELOPE.


 May 10, 1999

                                                                    EXHIBIT A




                                           INFORMATION CONCERNING UNITS
                                        OUTSTANDING AS OF APRIL  23, 1999





Name of Subaccount                             Number of Units Outstanding

The DowSM Target 10 (July Series)              11,437,440.884
                                               --------------
The DowSM Target 5 (July Series)               14,725,199.144
--------------------------------               --------------
The DowSM Target 10 (January Series)             4,753,268.019
------------------------------------           ---------------
The DowSM Target 5 (January Series)              4,754,115.068
-----------------------------------            ---------------

                                                                    EXHIBIT B

                                         UNDERLINED LANGUAGE WILL BE ADDED
                                       [BRACKETED] LANGUAGE WILL BE DELETED

                                               MANAGEMENT AGREEMENT

                                                  [June 15, 1998]
                                                 July 8, 1999



Endeavor Management Co. [,Managing Partner
Endeavor Investment Advisers]
Suite 300
2101 East Coast Highway
Corona del Mar, CA  92625

Dear Sirs:

        PFL Endeavor Target Account (the "Account"), a managed separate account created under the laws of the State of Iowa, herewith confirms its agreement with Endeavor Management Co. [Investment Advisers], a California corporation [general partnership,] (the "Manager") as follows:

        1.  Investment Description; Appointment

        The Account desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Rules and Regulations as amended from time to time, and in its registration statement filed with the Securities and Exchange Commission ("SEC") on Form N-3, as amended from time to time (the "Registration Statement"), and in such manner and to such extent as may from time to time be approved by the Board of Managers of the Account. The Account is currently divided into four [two] subaccounts:
[DJIA] The Dow Target 10 [Subaccount] (July Series), The Dow [and DJIA] Target 5 [Subaccount] (July Series), The Dow Target 10 (January Series), and The Dow Target 5 (January Series). The Account may in the future be divided into additional subaccounts. Such existing and future subaccounts are hereinafter referred to as the "Subaccounts." Copies of the Registration Statement and the Accounts' Rules and Regulations have been or will be submitted to the Manager. The Account desires to employ the Manager to act as its investment manager. The Account acknowledges and agrees that the Manager intends to appoint a person to act as investment adviser ("Adviser") to render investment advice to each of the Subaccounts. Such Adviser shall make all determinations with respect to the Subaccount's assets for which it has responsibility. The Manager accepts this appointment and agrees to furnish the services for the compensation set forth below.

        2.  Services as Investment Manager

        (a) Subject to the supervision and direction of the Board of Managers of the Account, the Manager will have (i) overall supervisory responsibility for the general management and investment of the Subaccounts' assets, and (ii) full investment discretion to make all determinations with respect to the investment of a Subaccount's assets not then managed by an Adviser. In connection with its responsibilities set forth under (i) above, the Account acknowledges and agrees that the Manager will select an Adviser to render investment advice to each of the Subaccounts. Each such Adviser shall make all determinations with respect to the Subaccount's assets for which it has responsibility. In addition, the Manager will conduct a program of evaluations of the Advisers' performance, review the activities of the Advisers for compliance with the Subaccounts' investment objectives and policies and will keep the Account informed of developments materially affecting the Subaccounts and shall, on its own initiative, furnish, or cause the Adviser to furnish, to the Account from time to time whatever information the Manager believes appropriate for this purpose.

        (b) The Manager will also furnish to the Account, at its own expense and without renumeration from or other cost to the Account, the following:

                (i) Office Space. The Manager will provide office space in the offices of the Manager or in such other place as may be agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment;

                (ii) Personnel. The Manager will provide necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions: (A) related to and to be performed under the Account's contract or contracts for administration, custodial, accounting, bookkeeping, transfer or similar services by the entity selected to perform such services; and (B) related to the investment advisory services to be provided by the Adviser pursuant to an investment advisory agreement; and

                (iii) Preparation of Prospectus and Other Documents. The Manager will provide other information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by the Adviser under an investment advisory agreement, required in connection with the preparation of all registration statements and prospectuses, prospectus supplements, statements of additional information, all annual, semiannual, and periodic reports to policy owners of the Account, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to policy owners of the Account or regulatory authorities, and all tax returns.

        (c) The records relating to the services provided under the Agreement shall be the property of the Account and shall be under its control; however, the Account shall furnish to the Manager such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require an order to carry out its duties or to satisfy applicable regulatory requirements. In the event of the termination of this Agreement, such records shall promptly be returned to the Account by the Manager free from any claim or retention of rights therein.

        (d) The services of the Manager to the Account hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others and to engage in other activities, so long as the services rendered to the Account are not impaired.

        3.  Compensation

        In consideration of services rendered pursuant to this Agreement, the Account will pay the Manager a fee at the respective annual rates of the value of each Subaccount's average daily net asset set forth in Schedule A hereto as such schedule may be amended from time to time. Such fees shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Manager shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Manager, the value of the Subaccounts' net assets shall be computed at the times and in the manner specified in the Registration Statement.

        4.  Expenses

        The Account shall pay all expenses other than those expressly assumed by the Manager herein, which expenses payable by the Account shall include, but are not limited to:

        a.  Fees to the Manager;

        b.  Legal and audit expenses;

     c. Fees and expenses related to the registration and qualification of the Account and its Units for distribution under federal and state securities laws;

     d. Expenses of the Account's transfer agent, custodian and administrator;

        e. Salaries, fees and expenses of members of the Board of Managers and executive officers of the Account who are not "affiliated persons" of the Manager or the Advisers within the meaning of the 1940 Act;

     f. Taxes (including the expenses related to preparation of tax returns) and corporate or other fees levied against the Account;

     g. Brokerage commissions and other expenses associated with the purchase and sale of portfolio securities for the Account;

        h.  Expenses, including interest, of borrowing money;

     i. Expenses incidental to meetings of the Account's policy owners, Board of Managers and the maintenance of the Account's organizational existence;

        j. Expenses of preparing, printing and mailing notices, proxy material, reports to regulatory bodies and reports to policy owners of the Account;

     k. Expenses of preparing and typesetting of prospectuses of the Account;

     l. Expenses of printing and distributing prospectuses to policy owners of the Account;

        m.  Association membership dues;

     n. Premiums for fidelity insurance, directors and officers liability insurance and other coverage;

     o. Charges of an independent pricing service to value the Subaccount's assets;

     p. Expenses  related to the purchase or redemption of the Account's  units;
and

        q. Such nonrecurring expenses as may arise, including those associated with actions, suits, or proceedings to which the Account is a party and arising from any legal obligation which the Account may have to indemnify its officers and members of the Board of Managers with respect thereto.

        5.  Standard of Care

        The Manager shall exercise its best judgment in rendering the services hereunder. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Account in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Manager against liability to the Account or to the policy owners of the Account to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement. Any person, even though an officer, director, employee or agent of the Manager, who may be or become an officer, member of the Board of Managers, employee or agent of the Account, shall be deemed, when rendering services to the Account to be rendering such services to or to be acting solely for the Account and not as an officer, director, employee or agent, or one under the control or direction of the Manager, even though paid by it.

        6.  Term

        This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and indefinitely thereafter provided that its continuance after such two year period as to each Subaccount shall be specifically approved at least annually by vote of a majority of the outstanding voting securities of such Subaccount or by vote of a majority of the Account's Board of Managers; and further provided that such continuance is also approved annually by the vote of a majority of the Board of Managers who are not parties to this Agreement or interested persons of the Account or the Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated as to any Subaccount at any time, without payment of any penalty, by the Account's Board of Managers or by a vote of a majority of the outstanding voting securities of such Subaccount upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Account, or upon such shorter notice as may be mutually agreed upon. This Agreement may be amended at any time by the Manager and the Account, subject to approval by the Account's Board of Managers and, if required by applicable SEC rules and regulations, a vote of a majority of the Account's outstanding voting securities. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

        7.  Limitation of  Account's Liability

         The Manager agrees that the Account's obligations hereunder in any case shall be limited to the Account and to its assets and that the Manager shall not seek satisfaction of any such obligation from the policy owners of the Account nor from any member of its Board of Managers, officer, employee or agent of the Account.

        8.  Force Majeure

        The Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

        9.  Severability

        If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

        10.  Miscellaneous

     This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This

Agreement shall be construed and enforced in accordance with and governed by the laws of the State of California. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

        If the foregoing is in accordance with your understanding, kindly indicate your acceptance hereof by signing and returning to us the enclosed copy hereof.

                                Very truly yours,

                                PFL ENDEAVOR TARGET ACCOUNT



                                By [Signature omitted]

Accepted:

ENDEAVOR MANAGEMENT CO. [INVESTMENT ADVISERS]


By: [Signature omitted]


                                                    SCHEDULE A


The Dow [DJIA] Target 10 [Subaccount] (July Series)                      0.75% of average daily net assets
-------                               -------------
The Dow [DJIA] Target 5 [Subaccount] (July Series)                       0.75% of average daily net assets
-------                              -------------
The Dow Target 10 (January Series)                                       0.75% of average daily net assets
----------------------------------                                       ---------------------------------
The Dow Target 5 (January Series)                                        0.75% of average daily net assets
---------------------------------                                        ---------------------------------

                                                                    EXHIBIT C

                  Directors and Officers of Endeavor Management Co.




Vincent J. McGuinness                                       Director, Chairman and CEO

Vincent J. McGuinness, Jr.                                  Director, Chief Operating Officer,
                                                            and Chief Financial Officer


P. Michael Pond                                             Executive Vice President - Administration
                                                            and Compliance and Chief Investment
                                                            Officer

Pamela A. Shelton                                           Secretary



PFL ENDEAVOR TARGET ACCOUNT



The DowSM Target 10 (July Series)
The DowSM Target 5 (July Series)
The DowSM Target 10 (January Series)
The DowSM Target 5 (January Series)


                                   THIS SOLICITATION IS BEING MADE ON BEHALF OF
                                              THE BOARD OF MANAGERS.


The undersigned contract owner, annuitant or participant, by completing this form, does hereby appoint PFL Life Insurance Company attorney and proxy for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all units of beneficial interest which the undersigned is entitled to vote at a Special Meeting of Unitholders to be held at 11:00 a.m. Pacific Time on July 2, 1999 at the Four Seasons Hotel, 690 Newport Center Drive, Newport Beach, California 92660 and at any adjournments thereof.

The interest represented by this proxy will be voted as directed on the reverse side, or if no direction is indicated, will be voted FOR the proposals . If a proxy is not received from a particular contract owner, participant or annuitant, then votes attributable to that interest will be allocated in the same ratio as votes for which instructions have been received.



The undersigned, by completing this form, does hereby request that the proxy be authorized to exercise its discretion in voting upon such other business as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, and revokes any proxy heretofore given with respect to the votes covered by this proxy.

PLEASE VOTE, DATE, SIGN EXACTLY AS YOUR NAME APPEARS  AT
LEFT AND RETURN THIS FORM IN THE ENCLOSED SELF-ADDRESSED
ENVELOPE .



Dated_______________ , 1999                      ______________________________




Please vote by filling in the appropriate box(es) below.


Proposal 1.     To approve a new management agreement                  FOR        AGAINST              ABSTAIN
                                                                       ---        -------              -------
                between the Target Account and Endeavor
                Management Co.
Proposal 2.     To approve a new investment advisory                   FOR        AGAINST              ABSTAIN
                                                                       ---        -------              -------
                agreement between Endeavor Management
                Co. and  First Trust Advisors, L.P.



                                                        -2-






Proposal 3.     To elect 8 members of the Board of                     FOR        WITHHELD
                Managers of the Target Account to serve
                until the next meeting or until their
                successors are elected and qualified.


(01)  Timothy A. Devine,  (02) Steven C.  Klosterman,
(03) Keith H. Wood,  (04) Vincent J. McGuinness,
(05) Thomas J. Hawekotte, (06) Halbert D. Lindquist,
(07) Peter F. Muratore, (08) William Busler

INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.

--------------------------------------
Proposal 4.     To ratify the selection of Ernst & Young               FOR        AGAINST              ABSTAIN
                LLP as independent auditors of the Target
                Account.
